UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2012

Codexis, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive Redwood City, CA 94063		94063
(Address of Principal Executive Offices)		(Zip Code)

(650) 421-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Codexis, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2012 (the “Original 8-K”) to update certain disclosures included therein under Item 5.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in the Original 8-K, Robert Lawson notified the Company of his intent to resign from his position as Senior Vice President and Chief Financial Officer of the Company on January 19, 2012. At the time the Original 8-K was filed, the effective date of Mr. Lawson’s resignation from the Company had not been determined. The Company is filing this Amendment No. 1 to report that the effective date of Mr. Lawson’s resignation was March 7, 2012. Mr. Lawson resigned to accept a position as chief financial officer of a privately held software company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2012

CODEXIS, INC.

By:	/s/ Douglas T. Sheehy
Name:	Douglas T. Sheehy
Title:	Senior Vice President, General Counsel and Secretary